EXHIBIT 10.9.2

                               CNB HOLDINGS, INC.

                                  AMENDMENT TO
                             NONQUALIFIED OPTION FOR
                             COMMON STOCK AGREEMENT
                                ($1.00 PAR VALUE)


         This Amendment to Nonqualified Stock Option Agreement dated , by and between CNB Holdings, Inc. ("Company") and ----------- --------- ("Grantee").

         WHEREAS, Company and Grantee entered in to an Nonqualified Stock Option Agreement dated _____________________ (the "Option Agreement"); and

         WHEREAS, Company and Grantee desire to amend the Option Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties agree as follows:

         1. Section 4 of the Option Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof a new paragraph providing as follows:

                  4. EXPIRATION OF OPTION. This Option shall expire, shall become null and void and shall be of no further force and effect upon the earlier of the following events to occur:

                           (a) ten years after the Date of Grant; or

                           (b) thirty days after the Company has notified
                  Grantee that Company's primary federal regulator has determined that Company's capital has fallen below such regulator's requirements.

         2. Section 9 of the Option Agreement is hereby amended by deleting the words "subject to paragraph 4(d) hereof' in the third and forth lines of the Section.

         3. Except as amended hereby, the terms, conditions, covenants, agreements, representations and warranties contained in the Option Agreement shall remain unaffected hereby and shall continue in full force and effect.

         4. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers as of the date first written above.

ATTEST:                                        "Company"

                                               CNB HOLDINGS, INC.

                                                By:
    ----------------------------------             -------------------------
                          , Secretary          Its:
       -------------------                          ------------------------

        [CORPORATE SEAL]




                                               "Optionee"

------------------------------
Witness